Fees Summary	Oct. 21, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	68,460.1
Total Transaction Valuation	495,728,443.75
Total Offset Amount	0
Net Fee	$ 68,460.1